COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2014
COMMITMENTS AND CONTINGENCIES

18. COMMITMENTS AND CONTINGENCIES

a) Operating lease commitments

The Company has operating lease agreements principally for its office properties in the PRC and the United States. Rental expenses were $10.5 million, $11.0 million and $12.0 million for the years ended December 31, 2012, 2013 and 2014, respectively.

Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2014 are as follows:

Year Ending December 31,	Minimum Lease Payment
2015	$10,235
2016	10,016
2017	8,336
2018	7,364
2019 and thereafter	9,996

b) Contingencies

The Company is subject to claims and legal proceedings that arise in the ordinary course of its business operations. Each of these matters is subject to uncertainties, and it is possible that some may be decided unfavorably for the Company. As of December 31, 2014, the Company does not have any claims or legal proceedings that are expected to have a significant impact on its business or operations.

The Company issues indemnifications for intellectual property compliance and warranties on the manufacture of APIs in certain instances in the ordinary course of business with its customers. Historically, the Company has incurred no costs to settle claims related to these indemnifications and warranties.

c) Capital commitments

As of December 31, 2014, the Company had capital commitments of $49.1 million relating to new construction projects and laboratory facility improvements in the PRC, that are expected to be incurred in 2015. As of December 31, 2014, the Company also had a capital contribution commitment of $17.5 million related to the investment in WuXi MedImmune in 2015 and thereafter. As of December 31, 2014, the Company had a capital contribution commitment of $5.8 million related to long-term investments, of which $1.5 million will be due in 2015, $0.4 million will be due contingent upon reaching certain milestones and $3.9 million will be due on demand.